ACQUISITION OF BUSINESSES	6 Months Ended
Jun. 30, 2022
Disclosure of detailed information about business combination [abstract]
ACQUISITION OF BUSINESSES	ACQUISITION OF BUSINESSES
Acquisitions Completed in 2021
a) Acquisition of additional interest in our Brazilian regulated gas transmission operation
On April 30, 2021, Brookfield Infrastructure, alongside institutional partners (the “NTS consortium”), acquired an additional 3% interest (NTS consortium total of 10%) in our Brazilian regulated gas transmission operation, increasing our company’s ownership of the business to approximately 31%. Total consideration paid was $87 million (NTS consortium total of $283 million), all of which was funded using asset level debt raised on closing. As a result of the purchase price exceeding the previous carrying value of non-controlling interests, a loss of $32 million was recognized directly in ownership changes and recorded within Other items on the Consolidated Statements of Equity.